Exhibit 10.1

FOURTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement (“Amendment”) is dated as of September 4, 2013 by and among 1ST FRANKLIN FINANCIAL CORPORATION (“Borrower”), WELLS FARGO BANK, N.A., successor by merger to Wells Fargo Preferred Capital, Inc., as agent for Lenders (in such capacity, “Agent”) and the financial institutions a party hereto as lenders (collectively, the “Lenders” and each is a “Lender”).

BACKGROUND

A.

Borrower, Lenders, and Agent are parties to a certain Loan and Security Agreement dated as of September 11, 2009 (as amended or modified from time to time, the “Loan Agreement”) and related agreements, instruments and documents (collectively with the Loan Agreement, the “Existing Loan Documents”).  Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Loan Agreement.

B.

Borrowers have requested and Agent and Lenders have agreed to amend the Loan Agreement in certain respects, all on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby promise and agree as follows:

1.

Amendments.

(a)

Definitions. The following definitions contained in Section 1.1 of the Loan Agreement are hereby amended and restated as follows:

“Advance Rate” means 70%.

“Maturity Date” means September 11, 2016, as such date may be extended from time to time in accordance with the provisions of Section 2.4 of this Agreement.

(b)

Arbitration. Agent, Lender, Borrower and Guarantors agree and acknowledge that all jurisdiction, venue and jury trial provisions contained in the Existing Loan Documents are replaced with the following arbitration provision:

(i)

Arbitration. The parties hereto agree, upon demand by any party, to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether in tort, contract or otherwise in any way arising out of or relating to (i) this document, any credit subject hereto, or any of the Credit Documents, and their negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit.

(ii)

Governing Rules.  Any arbitration proceeding will (i) proceed in a location in New York selected by the American Arbitration Association (“AAA”); (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be conducted by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA’s commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA’s optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to herein, as applicable, as the “Rules”).  If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control.  Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute.  Nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. §91 or any similar applicable state law.

(iii)

No Waiver of Provisional Remedies, Self-Help and Foreclosure. The arbitration requirement does not limit the right of any party to (A) foreclose against real or personal property collateral; (B) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (C) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding.  This exclusion does not constitute a waiver of the right or obligation of any party to submit any dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sub-clauses (A), (B) and (C) of this clause (iii).

(iv)

Arbitrator Qualifications and Powers.  Any arbitration proceeding in which the amount in controversy is $5,000,000 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000.  Any dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.  The arbitrator will be a neutral attorney licensed in the State of New York or a neutral retired judge of the state or federal judiciary of New York, in either case with a minimum of ten years experience in the substantive law applicable to the subject matter of the dispute to be arbitrated.  The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim.  In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator’s discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication.  The arbitrator shall resolve all disputes in accordance with the substantive law of New York and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award.  The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the New York Rules of Civil Procedure or other applicable law.  Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.  The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

(v)

Discovery.  In any arbitration proceeding, discovery will be permitted in accordance with the Rules.  All discovery shall be expressly limited to matters directly relevant to the dispute being arbitrated and must be completed no later than twenty (20) days before the hearing date.  Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party’s presentation and that no alternative means for obtaining information is available.

(vi)

Class Proceedings and Consolidations.  No party hereto shall be entitled to join or consolidate disputes by or against others in any arbitration, except parties who have executed this document or any other Credit Document, or to include in any arbitration any dispute as a representative or member of a class, or to act in any arbitration in the interest of the general public or in a private attorney general capacity.

(vii)

Payment Of Arbitration Costs And Fees.  The arbitrator shall award all costs and expenses of the arbitration proceeding.

(viii)

Miscellaneous.  To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within one hundred eighty (180) days of the filing of the dispute with the AAA.  No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation.  If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to this document and the Credit Documents or the subject matter of the dispute shall control.  This arbitration provision shall survive termination, amendment or expiration of this document and the other Credit Documents or any relationship between the parties.

(c)

WFPC.  All references to WFPC in the Loan Agreement and Existing Loan Documents are changed to “Wells Fargo”.

2.

Effectiveness Conditions.  This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Agent and Agent’s counsel):

(a)

Execution and delivery by Borrower, Guarantors and Lenders of this Amendment to Agent;

(b)

Execution and/or delivery by the parties of all other agreements, instruments and documents requested by Agent to effectuate and implement the terms hereof and the Existing Loan Documents.

3.

Representations and Warranties.  Borrower represents and warrants to Agent and Lenders that:

(a)

All warranties and representations made to Agent and Lenders under the Loan Agreement and the Existing Loan Documents are true and correct in all material respects.

(b)

The execution and delivery by Borrowers and Guarantors of this Amendment and the performance by each of them of the transactions herein and therein contemplated do not and will not violate any provisions of any law, rule, regulation, judgment, order, writ, decree, determination or award or breach any provisions of the charter, bylaws or other organizational documents of any Borrower or any Guarantor, or constitute a default or result in the creation or imposition of any security interest in, or lien or encumbrance upon, any assets of any Borrower or any Guarantor (immediately or with the passage of time or with the giving of notice and passage of time, or both) under any other contract, agreement, indenture or instrument to which a Borrower or a Guarantor is a party or by which a Borrower or a Guarantor or its property is bound with failure to comply resulting in a material adverse change in the business, operations, property (including the Collateral), prospects or financial condition of any Borrower or any Guarantor.

(c)

This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith will be valid, binding and enforceable in accordance with its respective terms.

(d)

No Event of Default or Default has occurred under the Loan Agreement.

4.

Representations and Release of Claims.  Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower, any Guarantor or any third party to Agent and Lenders as evidenced by the Existing Loan Documents.  Borrower and each Guarantor hereby acknowledge, agree, and represent that (a) as of the date of this Amendment, there are no known claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Existing Loan Documents or the other obligations created or evidenced by the Existing Loan Documents; (b) as of the date of this Amendment, neither Borrower nor any Guarantor has any known claims, offsets, defenses or counterclaims arising from any of Agent’s acts or omissions with respect to the Existing Loan Documents or Agent’s performance under the Existing Loan Documents; (c) as of the date of this Amendment, Borrower has reviewed and reconciled all Advances, calculations of interest due and principal owing, and agrees with and has no claims regarding any such matters and (d) Borrower promises to pay to the order of Agent and Lenders the indebtedness evidenced by the Note according to the terms thereof.  In consideration of the modification of certain provisions of the Existing Loan Documents, all as herein provided, and the other benefits received by Borrower hereunder, Borrower and each Guarantor hereby RELEASE, RELINQUISH and forever DISCHARGE Agent and Lenders, and their predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the “Released Parties”), of and from any and all present known claims, demands, actions and causes of action of any and every kind or character, which Borrower or Guarantors, or any of them, has or may have against Released Parties arising out of or with respect to any and all transactions relating to the Loan Agreement, the Note, the Guaranties, and the other Existing Loan Documents occurring prior to the date hereof.  Further, Borrower and Guarantors warrant and represent that they are not now aware of any claims or potential claims against Agent or Lenders pursuant to the Loan Agreement.

5.

Collateral.  As security for the payment of the Obligations to Agent and Lenders under the Loan Agreement and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement and the Existing Loan Documents, Borrower reconfirms the prior security interest and lien on, upon and to, its Collateral, whether now owned or hereafter acquired, created or arising and wherever located.  Borrower hereby confirms and agrees that all security interests and Liens granted to Agent for the ratable benefit of Lenders continue in full force and effect and shall continue to secure the Obligations.  All Collateral remains free and clear of any Liens other than Permitted Liens.  Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of Agent’s existing security interest in and Liens upon the Collateral.

6.

Acknowledgment of Indebtedness and Obligations.  Borrower and Guarantors hereby acknowledge and confirm that as of the date hereof, Borrower is indebted to Agent and Lenders, without known defense, setoff or counterclaim, under the Loan Agreement  (in addition to any other indebtedness or obligations owed by Borrowers to Wells Fargo Affiliates) in the aggregate principal amount of $.00, plus continually accruing interest and all fees, costs, and expenses, including reasonable attorneys’ fees, incurred through the date hereof.

7.

Ratification of Existing Loan Documents.  This Amendment shall be incorporated into and deemed a part of the Loan Agreement.  Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect.  All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

8.

Acknowledgment of Guarantors.  By execution of this Amendment, each Guarantor hereby acknowledges the terms and conditions of this Amendment and confirms that such Guarantor guarantees, as surety, all of Borrower’s Obligations to Agent and Lenders pursuant to and subject to the terms, conditions and limitations contained in its respective Guaranty.

9.

Governing Law.  THIS AMENDMENT, THE LOAN AGREEMENT AND THE EXISTING CREDIT DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF NEW YORK AND SHALL, TOGETHER WITH ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

10.

Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.  Signature by facsimile or PDF shall also bind the parties hereto.

SIGNATURES ON FOLLOWING PAGE

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

BORROWER:	1ST FRANKLIN FINANCIAL CORPORATION By: /s/ A. Roger Guimond Name: A. Roger Guimond Title: Executive Vice President and CFO
GUARANTORS:	FRANDISCO LIFE INSURANCE COMPANY By: /s/ A. Roger Guimond Name: A. Roger Guimond Title: President
FRANDISCO PROPERTY & CASUALTY LIFE INSURANCE COMPANY By: /s/ A. Roger Guimond Name: A. Roger Guimond Title: President
FRANKLIN SECURITIES, INC. By: /s/ A. Roger Guimond Name: A. Roger Guimond Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT

TO LOAN AND SECURITY AGREEMENT]

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AGENT AND LENDER:	WELLS FARGO BANK, N.A. By: /s/ William M. Laird William M. Laird, Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT

TO LOAN AND SECURITY AGREEMENT]

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